UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2019

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2019, Alpha and Omega Semiconductor Limited (the “Company”) announced that the Board of Directors of the Company, upon recommendation by the Nominating and Corporate Governance Committee, intends to nominate Claudia Chen as a director to be elected at the Company’s next annual general meeting of shareholders, which is expected to be held in November 2019 (“2019 Annual Meeting”). Also on May 6, 2019, Mr. Robert I. Chen informed the Board that he will serve out his term as a director until the 2019 Annual Meeting, at which time he will not stand for re-election.

Ms. Chen brings 20 years of experience in managing financial and administrative functions of technology companies.  From July 2018 to April 2019, Ms. Chen served as the Head of Finance and Acting President of Sonatus, Inc, a company focused on the development of automotive technology, and she currently serves as its advisor.  From October 2017 to June 2018, Ms. Chen served as the Chief Financial Officer of Atka, Systems, Inc., a company promoted next-generation network technology for vehicles.  From June 2008 to June 2017, Ms. Chen served as the Vice President of Finance of Atoptech, Inc, an EDA software company.  Prior to that, Ms. Chen held various management positions at technology companies, including Director of Finance of Polaris Networks, Inc. from 2000 to 2005; Director of Finance of Transmedia Communications, Inc., which was acquired by Cisco Systems, Inc.; and Director of Finance of NeoParadigm Labs, Inc..

On May 9, 2019, the Company issued a press release regarding the proposed nomination of Ms. Chen, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press Release dated May 9, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2019	Alpha and Omega Semiconductor Limited
	By:	/s/ Yifan Liang
Yifan Liang
Chief Financial Officer and Corporate Secretary